Alger Weatherbie Specialized Growth Fund
Summary Prospectus

February 28, 2025	Class	Ticker Symbol
	Y	ASYMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.alger.com/fundliterature. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2025, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Weatherbie Specialized Growth Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Class Y
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class Y
Advisory Fees*	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.15%
Total Annual Fund Operating Expenses	.96%
Fee Waiver and/or Expense Reimbursement**	(.07) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.89%
*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $1 billion is .81%, and for assets in excess of $1 billion is .75%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2024 was .81%.
**
The Manager has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, fees in connection with the ReFlow Fund, LLC liquidity program, extraordinary expenses, and certain proxy expenses, to the extent applicable) through October 31, 2026 to the extent necessary to limit other expenses and any other applicable share class-specific expenses of the Class Y Shares of the Fund to .07% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through October 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class Y	$91	$294	$519	$1,167
Unlock Your Growth Potential.SM

Alger Weatherbie Specialized Growth Fund 2/5
Summary Prospectus
February 28, 2025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.68% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Fund is sub-advised by Weatherbie Capital, LLC (“Weatherbie”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smallcap and midcap companies. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2500 Growth Index or the Russell Midcap Growth Index, respectively. At December 31, 2024, the market capitalization of the companies in these indexes ranged from $8 million to $172.29 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers, and may focus its holdings in fewer business sectors or industries. Generally the Fund will own approximately 50 holdings. Fund holdings may occasionally exceed this number for a variety of reasons.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, health care, industrials, and financials sectors.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund can invest in foreign securities.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments.

Alger Weatherbie Specialized Growth Fund 3/5
Summary Prospectus
February 28, 2025
Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small and Mid Cap Securities Risk – There may be greater risk in investing in companies with small or medium market capitalizations rather than larger, more established issuers due to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
●
Financials Sector Risk – The Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.

Alger Weatherbie Specialized Growth Fund 4/5
Summary Prospectus
February 28, 2025
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and a more narrowly based index that reflects the market sectors in which the Fund invests. From August 30, 2017 to September 30, 2019, the Fund was named "Alger SMid Cap Focus Fund." The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
The broad-based securities market index used for comparison with the Fund’s performance changed from the Russell 2500 Growth Index to the S&P 500 Index to comply with new regulations that require the Fund’s broad-based securities market index to reflect the overall market in which the Fund may invest. The Fund’s previous broad-based securities market index, the Russell 2500 Growth Index, which the Manager believes more closely reflects the market segments in which the Fund invests, is included as an additional index.
Annual Total Return for Class Y Shares as of December 31 (%)

Best Quarter:	Q2 2020	41.32%	Worst Quarter:	Q2 2022	-26.95%
Average Annual Total Return as of December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class Y				8/30/2017
Return Before Taxes	14.13%	5.74%	9.98%
Return After Taxes on Distributions	14.13%	4.17%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares	8.37%	4.30%	7.38%
Russell 2500 Growth Index (reflects no deductions for fees, expenses or taxes)	13.90%	8.08%	10.13%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	25.02%	14.53%	14.56%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Alger Weatherbie Specialized Growth Fund 5/5
Summary Prospectus
February 28, 2025
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC

Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer, Portfolio Manager and Senior Analyst Since March 2017
Joshua D. Bennett, CFA Director of Research, Portfolio Manager and Senior Analyst Since March 2017
*
Weatherbie, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
The Fund’s Class Y Shares are generally subject to a minimum initial investment of $500,000, which may be waived in certain circumstances. Class Y Shares are available for purchase by institutional investors such as qualified and non-qualified retirement, deferred compensation, and benefit plans, bank and trust companies, insurance companies, corporations, charitable organizations, endowments and foundations, government entities, and fund-of-funds.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
WSG Y 22825

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